Exhibit 99.1

Contango ORE Announces Results of 2012 Exploration Program

HOUSTON--(BUSINESS WIRE)--December 6, 2012--Contango ORE, Inc. (CTGO.PK) announced today the preliminary results on a portion of its 2012 exploration program at its approximately 726,000-acre Tetlin gold-copper project in east-central Alaska. Approximately 675,000 acres of the project are fee-simple lands leased from the Tetlin Village Council near the town of Tok, Alaska. The prospective acreage falls within two recognized mineral belts, the prolific Tintina Gold Belt which trends northwest through the northern Tetlin project and a less well defined northeast-trending copper porphyry mineral belt referred to here as the Triple Z Porphyry Copper Belt. No historic mining, or even significant exploration activities, were conducted on Tetlin lands until the Company completed its first reconnaissance exploration program in 2009. Subsequent surface sampling methods revealed several gold and gold-copper anomalies on the project, with the Chief Danny prospect constituting the most advanced of these. Several other identified anomalies have not yet been followed up on due to the Company’s focus on defining the Chief Danny and the Peak zones in the Chief Danny prospect. The Company recently renegotiated its lease terms with Tetlin to release the Company from the obligation to return half of the leased lands after the initial ten year term, allowing for the orderly exploration and follow up of these identified anomalies as well as the exploration of several untested prospects on the lease.

The approximately $6.0 million 2012 exploration program included two diamond core drilling rigs primarily focused on the Chief Danny prospect where promising drill results were generated in 2011. During 2012 the Company collected 82 surface rock samples and 1,029 top of bedrock soil auger samples at the Chief Danny, Taixtsalda and MM prospects and completed 36,004 feet of HQ-size diamond core drilling in 36 holes at the Chief Danny prospect. Geochemical results have now been received for all of the geochemical samples. Additional petrographic, geophysical reinterpretation and data analysis work is on-going and will be reported at a later date when completed.

The Chief Danny prospect is located in the Tetlin Hills approximately 10 miles southeast of Tok, Alaska, and is connected to the paved Alaska Highway via the seasonal Chief Danny and all-weather Tetlin Village roads. Drilling conducted in 2011, along with surface samples, revealed numerous northwest-trending gold and copper zones over a 9-square mile area of the Chief Danny prospect. Drilling completed in 2011 (11 holes, 8,056 feet) intersected gold, silver and copper mineralization in 5 of 11 holes drilled on eight separate geochemical and/or geophysical targets generated during previous work programs. Significant drilling results from 2011 include 12 feet grading 3.1 parts per million (ppm) gold, 300.2 ppm silver and 0.26% copper in hole Tet11-05 and 21.2 feet grading 7.4 ppm gold, 4.9 ppm silver and 0.15% copper in hole Tet11-07.

The 2012 exploration program has expanded on previously drilled areas and intercepted high grade gold and copper mineralization in the newly designated Peak Zone discovery, as shown in Table 1, with copper and silver values shown on Table 2. The results from Holes 1216-1219 contained high gold values over substantial widths, with the best section grading an average 192 feet grading 11.996 ppm gold, 9.1 ppm silver and 0.243% copper in hole 1218 including 14.5 feet grading 46.148 ppm gold, 25.9 ppm silver and 0.518% copper in hole 1218 and 120 feet grading 0.309 ppm gold, 71.6 ppm silver and 1.114% copper in hole 1238 (Table 1). In general, all of the holes intercepted a 100 to 125 foot wide zone of alteration and mineralization. The mineralization dips at a low angle to the north and trends northwest-southeast. In addition to gold, silver and copper, other anomalous metals include arsenic, bismuth, cobalt, molybdenum and tin with lesser, more sporadic anomalous lead and zinc.

Following discovery of the Peak Zone, additional drilling was completed along strike to the northwest and southeast, eventually extending gold and/or copper mineralization over approximately 1700 feet of strike (see holes 1241-1249, and 1258 through 1260, Tables 1 and 2). Gold grades in excess of 1 ppm were encountered in all of these holes. Alteration and sulfide mineralization styles were identical along the entire strike length drilled in 2012.

Mr. Brad Juneau, President of the Company, said, “The preliminary results of our 2012 exploration program at our Tetlin lease site exceeded our expectations in terms of gold and copper grade as well as thickness. While we have found outstanding rocks in terms of grade/thickness, we do not believe we have yet identified a commercial resource. Our challenge now is to determine the extent of the newly discovered Peak zone/Chief Danny areas, and to try to locate additional mineralized zones with similar mineralization. We are currently working on a geophysical model that ties the known drilling results to all available surface samples and geophysical data, in an effort to improve the success rate of our drilling program. Our goal is to identify sufficient mineral resources by the end of 2013 to justify initial reviews of economic and engineering parameters on the Chief Danny prospect. We want to acknowledge the high level of cooperation afforded us by the Tetlin Village Council, as well the significant contribution made by our labor force from Tetlin and Avalon Development”.

The 2012 exploratory program was designed and supervised by Curtis J. Freeman, M.Sc., PGeo, President of Avalon Development Corporation, the primary geological consultant for the project. A sample quality control/quality assurance program was implemented on all drilling and surface geochemical sampling conducted on the Tetlin project. Drill cores were cut in half using a diamond saw, with one-half placed in sealed bags for submission to the geochemical laboratory while the other half was archived for possible future use. Analytical work was contracted to Acme Labs with check assay results of selected drill intervals conducted by ALS Chemex, both of Vancouver, B.C.

Contango ORE, Inc. (CORE) is a Houston-based company that engages in the exploration in Alaska for gold and associated minerals and rare earth elements. Additional information can be found on our web page at www.contangoore.com.

This press release contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and rare earth elements; the existence and extent of commercially exploitable minerals in properties acquired by CORE; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

Table 1

Significant 2012 gold drill results from the Peak discovery in the Chief Danny prospect, Tetlin project, Alaska. Sample intervals are calculated using a 0.5 ppm lower cut off for gold with no internal waste greater than 10 feet below cutoff grade. Intercepts shown are drill intercept lengths. True width of mineralization is not known.

Hole #	Zone	From_ft	To_ft	Interval_ft	Au_opt	Au_ppm	Ag_ppm	Cu_pct
TET1216	Peak	46	51	5.0	0.123	4.208	7.2	0.096
TET1216	Peak	65.5	150	84.5	0.228	7.832	23.5	0.061
including	Peak	85	95	10.0	0.634	21.750	34.8	0.086
and	Peak	140	145	5.0	1.000	34.300	50.9	0.010
TET1216	Peak	175	197	22.0	0.102	3.499	15.8	0.535
including	Peak	185	187.3	2.3	0.379	13.000	123.0	0.865
TET1216	Peak	212	257	45.0	0.081	2.766	1.4	0.053
including	Peak	230.7	231.7	1.0	0.274	9.385	4.8	0.809
and	Peak	252	257	5.0	0.252	8.632	4.2	0.117
TET1216	Peak	267	374	107.0	0.109	3.735	2.6	0.113
including	Peak	347.7	348.7	1.0	1.604	55.000	9.3	0.727
and	Peak	348.7	354	5.3	0.282	9.661	3.6	0.133
TET1217	Peak	26	187	161.0	0.327	11.218	21.6	0.085
including	Peak	26	106	80.0	0.574	19.677	16.9	0.082
including	Peak	46	61	15.0	1.255	43.033	15.5	0.142
and	Peak	76	86	10.0	0.844	28.950	19.9	0.051
and	Peak	91	106	15.0	0.726	24.900	37.6	0.054
TET1217	Peak	457.6	460.8	3.2	0.122	4.173	48.7	0.110
TET1218	Peak	280	472	192.0	0.422	14.452	9.1	0.243
including	Peak	341	350	9.0	0.945	32.393	8.9	0.324
and	Peak	351.5	366	14.5	1.459	50.007	25.9	0.518
and	Peak	446.7	467	20.3	0.941	32.249	13.2	0.347
TET1218	Peak	497	509.5	12.5	0.064	2.190	6.1	0.194
TET1219	Peak	102.5	107	4.5	0.036	1.223	20.9	0.072
TET1219	Peak	145	264	119.0	0.076	2.589	3.3	0.086
including	Peak	150	195	45.0	0.137	4.696	2.7	0.131
TET1219	Peak	295	304	9.0	0.041	1.400	13.7	0.260
including	Peak	295	296.7	1.7	0.157	5.372	29.2	0.106
TET1219	Peak	316	321	5.0	0.130	4.457	0.8	0.012
TET1219	Peak	356	401	45.0	0.053	1.821	3.2	0.218
TET1219	Peak	457	471	14.0	0.444	15.218	2.3	0.114
including	Peak	457	461	4.0	1.350	46.300	5.9	0.274
TET1235	Peak	553.2	610	56.8	0.635	21.766	7.4	0.319
including	Peak	563.2	578	14.8	1.977	67.797	10.2	0.363
including	Peak	563.2	568	4.8	2.713	93.000	14.2	0.459
and	Peak	568	573	5.0	2.287	78.400	10.9	0.392
TET1235	Peak	620	630	10.0	0.180	6.161	7.6	0.363
TET1235	Peak	650	655	5.0	0.154	5.290	55.8	2.120
TET1236	Peak	510	670	160.0	0.429	14.717	10.1	0.244
including	Peak	540	660	120.0	0.554	18.991	12.9	0.307
including	Peak	545	565	20.0	1.103	37.800	6.0	0.387
and	Peak	635	640	5.0	1.397	47.900	16.1	0.921
and	Peak	655	660	5.0	1.368	46.900	13.1	0.330
TET1238	Peak	405	420	15.0	0.019	0.636	47.1	1.158
TET1238	Peak	445	455	10.0	0.039	1.334	145.9	3.735
TET1239	Peak	389	399	10.0	0.043	1.477	13.4	0.444
TET1239	Peak	449	454	5.0	0.047	1.618	42.6	1.060
TET1241	Peak	119	130	11.0	0.094	3.213	3.4	0.088
TET1241	Peak	150	165	15.0	0.048	1.632	1.9	0.059
TET1241	Peak	198	212	14.0	0.028	0.950	2.6	0.023
TET1241	Peak	450	465	15.0	0.019	0.645	46.9	0.445
TET1242	Peak	64	94	30.0	0.047	1.611	3.7	0.105
TET1242	Peak	139	149.5	10.5	0.043	1.483	1.4	0.048
TET1242	Peak	380	388	8.0	0.026	0.900	0.3	0.011
TET1242	Peak	398	408	10.0	0.048	1.653	1.2	0.021
TET1242	Peak	469	533	64.0	0.080	2.756	2.6	0.154
including	Peak	489	498.5	9.5	0.207	7.098	2.0	0.100
and	Peak	530.3	533	2.7	0.440	15.100	11.5	0.232
TET1243	Peak	99	114	15.0	0.021	0.714	1.3	0.032
TET1243	Peak	329	334	5.0	0.103	3.534	0.8	0.018
TET1244	Peak	286	296	10.0	0.057	1.963	0.0	0.006
TET1244	Peak	316	341	25.0	0.095	3.273	0.8	0.013
TET1244	Peak	356	371	15.0	0.097	3.324	0.9	0.019
including	Peak	356	361	5.0	0.248	8.501	1.0	0.008
TET1244	Peak	517	527	10.0	0.020	0.689	0.0	0.004
TET1246	Peak	238	248	10.0	0.055	1.899	1.6	0.010
TET1246	Peak	1120	1124.3	4.3	0.114	3.919	2.6	0.299
TET1246	Peak	1429	1434.5	5.5	0.035	1.214	5.3	0.193
TET1247	Peak	58.5	67	8.5	0.046	1.561	0.3	0.015
TET1247	Peak	108	125	17.0	0.067	2.283	0.2	0.010
including	Peak	118	120	2.0	0.268	9.175	1.3	0.039
TET1247	Peak	147	148.5	1.5	0.108	3.713	0.6	0.015
TET1247	Peak	208	211	3.0	0.183	6.279	0.8	0.004
TET1247	Peak	245	255.5	10.5	0.047	1.611	0.4	0.021
TET1247	Peak	765	770	5.0	0.039	1.345	0.6	0.012
TET1248	Peak	40	93	53.0	0.030	1.030	1.2	0.012
TET1249	Peak	55	74	19.0	0.022	0.757	1.7	0.008
TET1249	Peak	150	153.5	3.5	0.105	3.602	1.2	0.007
TET1257	Peak	56	79	23.0	0.030	1.012	23.2	0.006
TET1257	Peak	496	548	52.0	0.060	2.070	16.9	0.521
including	Peak	507	513	6.0	0.188	6.447	8.4	0.205
TET1257	Peak	562.2	568.8	6.6	0.065	2.219	27.0	0.827
TET1259	Peak	488	493	5.0	0.042	1.449	18.5	0.191
TET1261	Peak	287	292	5.0	0.093	3.193	0.0	0.037

Table 2

Significant 2012 copper and silver drill results from the Peak discovery in the Chief Danny prospect, Tetlin project, Alaska. Sample intervals are calculated using a 10.0 ppm lower cut off for silver or 0.10% lower cut off for copper with no internal waste greater than 10 feet below cutoff grade. Intercepts shown are drill intercept lengths. True width of mineralization is not known.

Hole #	Zone	From_ft	To_ft	Interval_ft	Au_opt	Au_ppm	Ag_ppm	Cu_pct
TET1216	Peak	65.5	145	79.5	0.240	8.239	24.7	0.062
TET1216	Peak	175	192.5	17.5	0.120	4.113	19.7	0.664
including	Peak	185	187.3	2.3	0.379	13.000	123.0	0.865
TET1216	Peak	281.4	287.2	5.8	0.147	5.032	11.8	0.356
TET1216	Peak	316.3	337	20.7	0.133	4.555	4.9	0.254
TET1216	Peak	347.7	354	6.3	0.492	16.858	4.5	0.227
including	Peak	347.7	348.7	1.0	1.604	55.000	9.3	0.727
TET1217	Peak	46	56	10.0	1.651	56.600	19.9	0.181
TET1217	Peak	71	192	121.0	0.230	7.873	26.4	0.080
including	Peak	116	123	7.0	0.120	4.124	61.9	0.053
TET1217	Peak	220	226.3	6.3	0.017	0.597	29.1	0.103
TET1217	Peak	235	250	15.0	0.001	0.048	13.6	0.074
TET1217	Peak	457.6	472.1	14.5	0.031	1.059	30.9	0.060
including	Peak	470	472.1	2.1	0.013	0.462	90.2	0.116
TET1218	Peak	297	432	135.0	0.442	15.138	10.3	0.281
including	Peak	351.5	376	24.5	1.047	35.902	30.8	0.489
TET1218	Peak	446.7	467	20.3	0.941	32.249	13.2	0.347
including	Peak	462.4	465	2.6	2.167	74.300	44.4	0.553
TET1218	Peak	497	506	9.0	0.066	2.251	7.9	0.250
TET1219	Peak	84.5	107	22.5	0.013	0.445	16.4	0.045
TET1219	Peak	178.5	203.3	24.8	0.122	4.198	3.7	0.218
including	Peak	178.5	179.8	1.3	0.122	4.168	2.4	1.150
TET1219	Peak	225.5	230	4.5	0.137	4.691	7.9	0.326
TET1219	Peak	235	240.5	5.5	0.096	3.288	19.6	0.022
TET1219	Peak	250	258.6	8.6	0.016	0.540	7.3	0.125
TET1219	Peak	269	304	35.0	0.016	0.550	10.5	0.182
TET1219	Peak	361	396	35.0	0.058	1.984	3.8	0.272
TET1219	Peak	457	461	4.0	1.350	46.300	5.9	0.274
TET1235	Peak	502	517	15.0	0.008	0.273	4.3	0.114
TET1235	Peak	553.2	630	76.8	0.495	16.959	6.9	0.305
including	Peak	563.2	573	9.8	2.495	85.551	12.5	0.425
and	Peak	600	610	10.0	0.068	2.348	13.9	0.577
TET1235	Peak	645	660	15.0	0.054	1.855	23.0	0.830
including	Peak	650	655	5.0	0.154	5.290	55.8	2.120
TET1236	Peak	160	197	37.0	0.004	0.145	32.4	0.008
TET1236	Peak	525	660	135.0	0.499	17.117	11.8	0.284
including	Peak	600	620	20.0	0.518	17.775	39.0	0.251
and	Peak	635	645	10.0	1.038	35.600	17.4	0.808
TET1237	Peak	23.5	34	10.5	0.000	0.007	10.8	0.008
TET1237	Peak	160	165	5.0	0.006	0.204	28.1	0.009
TET1238	Peak	180	325	145.0	0.000	0.006	4.4	0.178
including	Peak	305	320	15.0	0.000	0.005	16.4	0.482
TET1238	Peak	370	375	5.0	0.004	0.121	39.7	0.621
TET1238	Peak	390	510	120.0	0.009	0.309	71.6	1.114
including	Peak	440	497	57.0	0.013	0.444	105.8	1.823
including	Peak	440	460	20.0	0.024	0.835	114.2	3.020
including	Peak	445	450	5.0	0.059	2.038	165.0	4.530
and	Peak	495	497	2.0	0.040	1.384	300.0	4.630
TET1239	Peak	249	454	205.0	0.005	0.176	10.3	0.364
including	Peak	319	324	5.0	0.003	0.112	26.1	0.802
and	Peak	424	434	10.0	0.001	0.018	17.8	1.690
and	Peak	439	454	15.0	0.017	0.592	40.8	0.705
TET1239	Peak	464	484	20.0	0.000	0.004	9.9	0.302
TET1240	Peak	191	226	35.0	0.000	0.013	7.5	0.224
TET1240	Peak	352	372.8	20.8	0.001	0.041	4.5	0.120
TET1241	Peak	450	479.5	29.5	0.010	0.346	31.3	0.285
TET1241	Peak	490.5	503.5	13.0	0.003	0.092	10.2	0.121
TET1242	Peak	74	104	30.0	0.045	1.546	3.7	0.116
TET1242	Peak	494	533	40.0	0.081	2.794	3.7	0.215
TET1246	Peak	1108	1124.3	16.3	0.034	1.158	1.4	0.182
TET1246	Peak	1429	1438	9.0	0.022	0.770	6.5	0.200
TET1247	Peak	222	227	5.0	0.007	0.230	3.4	0.259
TET1257	Peak	56	102.5	46.5	0.019	0.637	40.9	0.019
including	Peak	90	96.5	6.5	0.019	0.641	109.7	0.079
TET1257	Peak	113.3	145	31.7	0.002	0.072	17.1	0.016
TET1257	Peak	294	300	6.0	0.007	0.253	18.8	0.300
TET1257	Peak	318	330	12.0	0.001	0.045	13.9	0.131
TET1257	Peak	496	568.8	72.8	0.050	1.718	16.0	0.501
including	Peak	524	536	12.0	0.061	2.092	41.8	1.401
TET1257	Peak	588	627	39.0	0.003	0.117	7.1	0.193
TET1258	Peak	394.5	434	39.5	0.003	0.114	2.5	0.111
TET1259	Peak	265	292	27.0	0.000	0.001	7.3	0.155
TET1259	Peak	354	363	9.0	0.000	0.003	0.0	0.152
TET1259	Peak	381	400	19.0	0.000	0.004	0.0	0.135
TET1259	Peak	438	493	55.0	0.004	0.148	9.1	0.199
including	Peak	438	443	5.0	0.000	0.000	0.0	0.494
and	Peak	478	483.5	5.5	0.000	0.015	24.4	0.501
TET1260	Peak	225	332	107.0	0.002	0.055	28.7	1.339
including	Peak	225	246	21.0	0.003	0.092	82.6	0.326
including	Peak	230	234	4.0	0.002	0.076	116.6	0.262
and	Peak	242	246	4.0	0.004	0.151	172.1	0.592
including	Peak	256.2	287	30.8	0.001	0.020	28.8	3.248
TET1260	Peak	382	576	194.0	0.001	0.019	8.8	0.366
including	Peak	382	387	5.0	0.001	0.041	21.3	1.730
including	Peak	553	557	4.0	0.001	0.029	72.0	0.894
including	Peak	566	576	10.0	0.000	0.012	47.4	1.270
TET1260	Peak	607.8	614	6.2	0.001	0.035	30.8	0.141
TET1261	Peak	217.5	233.5	16.0	0.001	0.036	6.7	0.351

CONTACT:
Contango ORE, Inc.
Brad Juneau, (713) 621-7325
www.contangoore.com